Cash and Cash Equivalents	6 Months Ended
Jun. 30, 2024
Cash and Cash Equivalents [Abstract]
Cash and cash equivalents
13.	Cash and cash equivalents

	As of June 30, 2024 (unaudited)	As of December 31, 2023
	(in €)
Short-term deposits
Deposits held in U.S. dollars	13,226,925	4,120,951
Deposits held in euros	3,020,000	1,020,000
Total	16,246,925	5,140,951
Cash at banks
Cash held in U.S. dollars	1,899,257	5,041,802
Cash held in euros	1,005,938	2,585,190
Total	2,905,195	7,626,991
Total cash and cash equivalents	19,152,121	12,767,942

As of June 30, 2024, cash and cash equivalents increased by €6.4 million to €19.2 million compared to €12.8 million as of December 31, 2023. The increase is mainly due to the maturity of financial assets, and their subsequent reinvestment into interest bearing bank deposits, which are classified as cash and cash equivalents.